EXHIBIT 99.2

PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
ASSET QUALITY DETAIL
                                                                    September 30,          September 30,               June 30,
(dollars in thousands)                                                  2004                   2003                     2004
                                                                 ------------------     -----------------         ---------------
LOAN PORTFOLIO:
Originated residential mortgage                                     $      110,078        $       90,268           $     123,216
Home equity                                                                652,764               493,088                 604,096
Acquired residential mortgage                                              607,637               584,886                 625,857
Marine                                                                     444,510               453,655                 445,833
Other                                                                       47,940                31,015                  51,595
                                                                 ------------------     -----------------         ---------------
Total consumer                                                           1,862,929             1,652,912               1,850,597

Commercial mortgage                                                        480,349               312,030                 492,856
Residential real estate construction                                       231,052               160,519                 217,138
Commercial real estate construction                                        267,307               201,906                 281,044
Commercial business                                                        678,629               374,888                 677,884
                                                                 ------------------     -----------------         ---------------
  Total loans                                                       $    3,520,266        $    2,702,255           $   3,519,519
                                                                 ==================     =================         ===============
NON-PERFORMING ASSETS:
Originated residential mortgage                                     $        2,059        $        2,002           $       1,856
Home equity                                                                    122                     -                     108
Acquired residential mortgage                                                8,667                16,122                  11,925
Other consumer                                                                 166                   266                     110
Commercial mortgage                                                              -                     -                       -
Residential real estate construction                                           131                   134                     132
Commercial real estate construction                                          2,972                     -                   3,123
Commercial business                                                         13,323                 1,810                  12,412
                                                                 ------------------     -----------------         ---------------
Total non-accrual loans                                                     27,440                20,334                  29,666
Total renegotiated loans                                                         -                     -                       -
                                                                 ------------------     -----------------         ---------------
  Total non-performing loans                                                27,440                20,334                  29,666
Total other assets and real estate owned                                     2,000                 3,916                   1,567
                                                                 ------------------     -----------------         ---------------
  Total non-performing assets                                       $       29,440        $       24,250           $      31,233
                                                                 ==================     =================         ===============
90-DAY DELINQUENCIES:
Originated residential mortgage                                     $        4,604        $        5,899           $       5,298
Home equity                                                                     38                     -                     172
Acquired residential mortgage                                                2,701                 4,276                   2,176
Other consumer                                                                 431                   723                     433
Commercial mortgage                                                            191                     -                       -
Residential real estate construction                                             -                     -                      72
Commercial real estate construction                                              -                     -                       -
Commercial business                                                          1,688                   380                   2,435
                                                                 ------------------     -----------------         ---------------
  Total 90-day delinquencies                                        $        9,653        $       11,278           $      10,586
                                                                 ==================     =================         ===============
Asset Quality Ratios:
Non-performing loans to loans                                                0.78%                 0.75%                   0.84%
Non-performing assets to loans                                               0.84%                 0.90%                   0.89%
Allowance for loan losses to loans                                           1.34%                 1.30%                   1.35%
Net charge-offs in quarter to average loans                                  0.25%                 0.30%                   0.21%
Allowance for loan losses to non-performing loans                          171.91%               172.16%                 160.75%

                                                                    Three Months Ended September 30,               Three Months
                                                                 ----------------------------------------          Ended June 30,
ANALYSIS OF ALLOWANCE FOR LOAN LOSSES:                                 2004                   2003                     2004
                                                                 ------------------     -----------------         ---------------
Balance at beginning of period                                      $       47,687        $       34,047           $      36,126
Provision for loan losses                                                    1,723                 2,950                   1,215
Allowance from acquired bank                                                     -                     -                  12,085
Less loans charged-off, net of recoveries:
  Originated residential mortgage                                               16                    10                      30
  Home equity                                                                    2                     -                      (1)
  Acquired residential mortgage                                              1,023                 1,346                   1,234
  Other consumer                                                                21                   440                     (81)
  Commercial mortgage                                                            -                     -                     207
  Commercial real estate construction                                          191                     -                       -
  Commercial business                                                          986                   195                     350
                                                                 ------------------     -----------------         ---------------
    Net charge-offs                                                          2,239                 1,991                   1,739
                                                                 ------------------     -----------------         ---------------
Balance at end of period                                            $       47,171        $       35,006           $      47,687
                                                                 ==================     =================         ===============


PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INCOME
                                                                 Three Months Ended                Nine Months Ended
                                                                    September 30                      September 30
                                                           ------------------------------   -------------------------------
(dollars in thousands, except per share data)                  2004             2003            2004             2003
                                                           -------------    -------------   --------------   --------------
INTEREST INCOME:
  Loans, including fees                                     $    48,274      $    37,202     $    128,867     $    110,534
  Investment securities                                          23,646           21,187           69,051           68,729
  Tax-advantaged loans and securities                               323              367              997            1,146
  Short-term investments                                             79                7              129               20
                                                           -------------    -------------   --------------   --------------
    Total interest income                                        72,322           58,763          199,044          180,429
                                                           -------------    -------------   --------------   --------------
INTEREST EXPENSE:
  Deposits                                                        9,595           10,980           27,753           38,252
  Short-term borrowings                                           2,287            1,169            5,230            3,512
  Long-term debt                                                 10,128            8,577           31,677           28,202
                                                           -------------    -------------   --------------   --------------
    Total interest expense                                       22,010           20,726           64,660           69,966
                                                           -------------    -------------   --------------   --------------
Net interest income                                              50,312           38,037          134,384          110,463
  Less provision for loan losses                                  1,723            2,950            5,112            7,961
                                                           -------------    -------------   --------------   --------------
Net interest income, after provision for loan losses             48,589           35,087          129,272          102,502
                                                           -------------    -------------   --------------   --------------
NON-INTEREST INCOME:
  Service charges on deposit accounts                            21,600           19,453           61,183           56,018
  Commissions and fees                                            1,119            1,085            3,485            3,545
  Net gains (losses)                                                464              746           (6,597)          (4,899)
  Other non-interest income                                       3,802            3,339           10,073            8,910
                                                           -------------    -------------   --------------   --------------
    Total non-interest income                                    26,985           24,623           68,144           63,574
                                                           -------------    -------------   --------------   --------------
NON-INTEREST EXPENSE:
  Salaries and employee benefits                                 23,273           19,441           65,742           58,003
  Occupancy expense, net                                          4,955            3,960           13,435           11,810
  Furniture and equipment expense                                 3,498            2,988           10,112            8,809
  External processing fees                                        5,913            5,358           17,274           15,901
  Merger expenses                                                 1,110                -            3,266                -
  Other non-interest expense                                      9,642            7,583           25,865           24,157
                                                           -------------    -------------   --------------   --------------
    Total non-interest expense                                   48,391           39,330          135,694          118,680
                                                           -------------    -------------   --------------   --------------
Income before income taxes                                       27,183           20,380           61,722           47,396
Income tax expense                                                9,131            7,072           20,295           10,108
                                                           -------------    -------------   --------------   --------------
Net income                                                  $    18,052      $    13,308     $     41,427     $     37,288
                                                           =============    =============   ==============   ==============

NET INCOME PER SHARE AMOUNTS:
  Basic                                                     $      0.55      $      0.54     $       1.41     $       1.52
  Diluted                                                          0.54             0.53             1.38             1.48


PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CONDITION

                                                                             September 30,   December 31,     September 30,
(dollars in thousands, except share amounts)                                     2004             2003             2003
                                                                            --------------   --------------   -------------
ASSETS:
  Cash and due from banks                                                    $    122,211     $    127,048     $   111,659
  Short-term investments                                                            5,468            1,137           2,213
  Mortgage loans held for sale                                                      8,319            5,016          13,157
  Securities available for sale                                                 2,079,150        2,086,510       1,970,618
  Securities held to maturity                                                     115,251                -               -
  Loans                                                                         3,520,266        2,784,546       2,702,255
  Less allowance for loan losses                                                   47,171           35,539          35,006
                                                                            --------------   --------------   -------------
    Net loans                                                                   3,473,095        2,749,007       2,667,249
                                                                            --------------   --------------   -------------
  Premises and equipment, net                                                      71,295           49,575          47,975
  Accrued interest receivable                                                      28,738           25,413          24,988
  Goodwill                                                                        249,001            7,692           7,692
  Intangible assets                                                                13,131            1,240           1,342
  Other assets                                                                    231,156          155,210         138,552
                                                                            --------------   --------------   -------------
    Total assets                                                             $  6,396,815     $  5,207,848     $ 4,985,445
                                                                            ==============   ==============   =============
LIABILITIES:
  Deposits:
   Noninterest-bearing                                                       $    824,489     $    579,058     $   576,482
   Interest-bearing                                                             3,072,769        2,500,491       2,511,424
                                                                            --------------   --------------   -------------
     Total deposits                                                             3,897,258        3,079,549       3,087,906
                                                                            --------------   --------------   -------------
  Short-term borrowings                                                           771,420          627,861         511,838
  Long-term debt                                                                1,088,984        1,153,301       1,047,612
  Accrued expenses and other liabilities                                           30,911           22,372          21,428
                                                                            --------------   --------------   -------------
     Total liabilities                                                          5,788,573        4,883,083       4,668,784
                                                                            --------------   --------------   -------------

STOCKHOLDERS' EQUITY:
  Common stock (par value $1.00) authorized 100,000,000 shares;
   issued 40,727,534, 32,213,590 and 32,134,460 shares at September 30,
   2004, December 31, 2003 and September  30, 2003, respectively                   40,728           32,214          32,134
  Additional paid-in capital                                                      549,017          298,928         297,284
  Retained earnings                                                               172,290          153,545         145,265
  Net accumulated other comprehensive income (loss)                                  (460)          (6,589)         (4,689)
  Treasury stock at cost - 7,651,317, 7,651,317 and 7,651,317 shares at September 30, 2004, December 31, 2003 and
   September 30, 2003, respectively                                              (153,333)        (153,333)       (153,333)
                                                                            --------------   --------------   -------------
    Total stockholders' equity                                                    608,242          324,765         316,661
                                                                            --------------   --------------   -------------
Total liabilities and stockholders' equity                                   $  6,396,815     $  5,207,848     $ 4,985,445
                                                                            ==============   ==============   =============


PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND
ANALYSIS OF CHANGES IN TAX EQUIVALENT
NET INTEREST INCOME
                                           ---------------------------------------------------------------------------
                                                     Three Months Ended                   Three Months Ended
                                                     September 30, 2004                   September 30, 2003
                                           ---------------------------------------------------------------------------
(dollars in thousands)                         Average      Income/     Yield/      Average       Income/    Yield/
(tax-equivalent basis)                         Balance      Expense     Rate        Balance       Expense     Rate
                                           -------------- -----------  -------   -------------  ----------  ----------
ASSETS:
Interest-earning assets:
Originated residential                      $    115,848   $   1,879    6.45 %    $   101,103   $   2,110     8.28 %
Home equity                                      628,990       7,492    4.74          433,193       5,395     4.94
Acquired residential                             636,838       9,730    6.08          573,449       8,972     6.21
Marine                                           442,846       5,767    5.18          455,867       6,287     5.47
Other consumer                                    50,723         961    7.54           59,755       1,155     7.67
Commercial mortgage                              481,197       6,953    5.75          295,393       4,320     5.80
Residential construction                         221,051       2,960    5.33          154,337       1,857     4.77
Commercial construction                          270,890       3,182    4.67          197,209       1,849     3.72
Commercial business                              682,948       9,483    5.52          369,657       5,289     5.68
                                           -------------- -----------            -------------  ----------
    Total loans                                3,531,331      48,407    5.45        2,639,963      37,234     5.60
                                           -------------- -----------            -------------  ----------
Loans held for sale                                5,832          90    6.14           11,912         172     5.73
Short-term investments                            11,045          79    2.85            3,492           7     0.80
Taxable investment securities                  2,160,363      23,646    4.35        1,974,020      21,187     4.26
Tax-advantaged investment securities              16,407         291    7.06           19,020         331     6.90
                                           -------------- -----------            -------------  ----------
    Total investment securities                2,176,770      23,937    4.37        1,993,040      21,518     4.28
                                           -------------- -----------            -------------  ----------
    Total interest-earning assets              5,724,978      72,513    5.04        4,648,407      58,931     5.03
                                           -------------- -----------            -------------  ----------
Less: allowance for loan losses                  (47,460)                             (34,472)

Cash and due from banks                          142,175                              116,487
Other assets                                     583,616                              254,537
                                           --------------                        -------------
    Total assets                            $  6,403,309                          $ 4,984,959
                                           ==============                        =============
LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:
Demand/money market deposits                $  1,173,609       1,913    0.65      $   895,396       1,797     0.80
Savings deposits                                 765,647         562    0.29          708,493         680     0.38
Direct time deposits                             882,833       4,376    1.97          691,228       4,116     2.36
Brokered time deposits                           340,209       2,744    3.21          282,405       4,387     6.16
Short-term borrowings                            709,426       2,287    1.28          515,080       1,142     0.88
Long-term debt                                 1,108,085      10,128    3.64          982,872       8,604     3.47
                                           -------------- -----------            -------------  ----------
  Total interest-bearing liabilities           4,979,809      22,010    1.76        4,075,474      20,726     2.02
                                           -------------- -----------            -------------  ----------
Noninterest-bearing demand deposits              797,625                              574,611
Other liabilities                                 26,642                               17,296
Stockholders' equity                             599,233                              317,578
                                           --------------                        -------------

   Total liabilities and stockholders'
      equity                                $  6,403,309                          $ 4,984,959
                                           ==============                        =============
Net interest-earning assets                 $    745,169                          $   572,933
                                           ==============                        =============
Net interest income (tax-equivalent)                          50,503                               38,205
Less: tax-equivalent adjustment                                 (191)                                (168)
                                                          -----------                           ----------
Net interest income                                        $  50,312                            $  38,037
                                                          ===========                           ==========

Net yield on interest-earning assets                                    3.51 %                                3.26 %



PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND
ANALYSIS OF CHANGES IN TAX EQUIVALENT
NET INTEREST INCOME
                                                                                                      ----------------------------
                                                                                                                 2004/2003
                                             -----------------------------------------------------        Income/Expense Variance
                                                         2004/2003 Increase/(Decrease)                       Due to Change In
                                             -----------------------------------------------------    ----------------------------
(dollars in thousands)                          Average         %         Income/         %             Average        Average
(tax-equivalent basis)                          Balance       Change      Expense      Change             Rate          Volume
                                             --------------  ---------   -----------  ------------    -------------  -------------
ASSETS:
Interest-earning assets:
Originated residential                        $     14,745       14.6 %   $    (231)      (10.9)%       $     (509)    $     278
Home equity                                        195,797       45.2         2,097        38.9               (230)        2,327
Acquired residential                                63,389       11.1           758         8.4               (193)          951
Marine                                             (13,021)      (2.9)         (520)       (8.3)              (338)         (182)
Other consumer                                      (9,032)     (15.1)         (194)      (16.8)               (20)         (174)
Commercial mortgage                                185,804       62.9         2,633        60.9                (41)        2,674
Residential construction                            66,714       43.2         1,103        59.4                233           870
Commercial construction                             73,681       37.4         1,333        72.1                542           791
Commercial business                                313,291       84.8         4,194        79.3               (146)        4,340
                                             --------------              -----------
Total loans                                        891,368       33.8        11,173        30.0
                                             --------------              -----------
Loans held for sale                                 (6,080)     (51.0)          (82)      (47.7)                11           (93)
Short-term investments                               7,553      216.3            72     1,028.6                 39            33
Taxable investment securities                      186,343        9.4         2,459        11.6                475         1,984
Tax-advantaged investment securities                (2,613)     (13.7)          (40)      (12.1)                 7           (47)
                                             --------------              -----------
    Total investment securities                    183,730        9.2         2,419        11.2
                                             --------------              -----------
    Total interest-earning assets                1,076,571       23.2        13,582        23.0                106        13,476
                                             --------------              -----------
Less: allowance for loan losses                    (12,988)      37.7
                                                         -
Cash and due from banks                             25,688       22.1
Other assets                                       329,079      129.3
                                             --------------
   Total assets                               $  1,418,350       28.5
                                             ==============
LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:
Demand/money market deposits                  $    278,213       31.1           116         6.5               (373)          489
Savings deposits                                    57,154        8.1          (118)      (17.4)              (169)           51
Direct time deposits                               191,605       27.7           260         6.3               (753)        1,013
Brokered time deposits                              57,804       20.5        (1,643)      (37.5)            (2,407)          764
Short-term borrowings                              194,346       37.7         1,145       100.3                628           517
Long-term debt                                     125,213       12.7         1,524        17.7                410         1,114
                                             --------------              -----------
  Total interest-bearing liabilities               904,335       22.2         1,284         6.2             (2,893)        4,177
                                             --------------              -----------
Noninterest-bearing demand deposits                223,014       38.8
Other liabilities                                    9,346       54.0
Stockholders' equity                               281,655       88.7
   Total liabilities and stockholders'
    equity                                    $  1,418,350       28.5
                                             ==============
Net interest-earning assets                   $    172,236       30.1
                                             ==============
Net interest income (tax-equivalent)                                         12,298        32.2         $    2,999     $   9,299
Less: tax-equivalent adjustment                                                 (23)       13.7
                                                                         -----------
Net interest income                                                       $  12,275        32.3
                                                                         ===========
Net yield on interest-earning assets



PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND
ANALYSIS OF CHANGES IN TAX EQUIVALENT
NET INTEREST INCOME

                                           -------------------------------------------------------------------------
                                                    Three Months Ended                    Three Months Ended
                                                    September 30, 2004                      June 30, 2004
                                           -------------------------------------------------------------------------
(dollars in thousands)                         Average      Income/     Yield/      Average       Income/    Yield/
(tax-equivalent basis)                         Balance      Expense     Rate        Balance       Expense     Rate
                                           -------------- -----------  -------   -------------  ----------  --------
ASSETS:
Interest-earning assets:
Originated residential                      $    115,848   $   1,879    6.45 %    $   108,155    $  1,910     7.10 %
Home equity                                      628,990       7,492    4.74          572,716       6,513     4.57
Acquired residential                             636,838       9,730    6.08          625,145       8,884     5.72
Marine                                           442,846       5,767    5.18          450,148       5,682     5.08
Other consumer                                    50,723         961    7.54           49,193         917     7.50
Commercial mortgage                              481,197       6,953    5.75          429,279       5,626     5.27
Residential construction                         221,051       2,960    5.33          204,964       2,242     4.40
Commercial construction                          270,890       3,182    4.67          259,088       2,326     3.61
Commercial business                              682,948       9,483    5.52          594,828       9,615     6.50
                                           -------------- -----------            -------------  ----------
    Total loans                                3,531,331      48,407    5.45        3,293,516      43,715     5.34
                                           -------------- -----------            -------------  ----------
Loans held for sale                                5,832          90    6.14            7,644         109     5.74
Short-term investments                            11,045          79    2.85           16,316          48     1.18
Taxable investment securities                  2,160,363      23,646    4.35        2,207,444      22,871     4.17
Tax-advantaged investment securities              16,407         291    7.06           16,508         313     7.63
                                           -------------- -----------            -------------  ----------
    Total investment securities                2,176,770      23,937    4.37        2,223,952      23,184     4.19
                                           -------------- -----------            -------------  ----------
    Total interest-earning assets              5,724,978      72,513    5.04        5,541,428      67,056     4.87
                                           -------------- -----------            -------------  ----------
Less: allowance for loan losses                  (47,460)                             (44,102)
Cash and due from banks                          142,175                              141,652
Other assets                                     583,616                              474,942
                                           --------------                        -------------
   Total assets                             $  6,403,309                          $ 6,113,920
                                           ==============                        =============
LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:
Demand/money market deposits                $  1,173,609       1,913    0.65     $  1,106,812       1,722     0.63
Savings deposits                                 765,647         562    0.29          771,270         573     0.30
Direct time deposits                             882,833       4,376    1.97          850,667       3,941     1.86
Brokered time deposits                           340,209       2,744    3.21          338,392       3,308     3.93
Short-term borrowings                            709,426       2,287    1.28          589,075       1,365     0.93
Long-term debt                                 1,108,085      10,128    3.64        1,171,125      10,601     3.64
                                           -------------- -----------            -------------  ----------
  Total interest-bearing liabilities           4,979,809      22,010    1.76        4,827,341      21,510     1.79
                                           -------------- -----------            -------------  ----------
Noninterest-bearing demand deposits              797,625                              752,198
Other liabilities                                 26,642                               25,489
Stockholders' equity                             599,233                              508,892
                                           --------------                        -------------
   Total liabilities and stockholders'
     equity                                 $  6,403,309                         $  6,113,920
                                           ==============                        =============
Net interest-earning assets                 $    745,169                         $    714,087
                                           ==============                        =============
Net interest income (tax-equivalent)                          50,503                               45,546
Less: tax-equivalent adjustment                                 (191)                                (197)
                                                          -----------                           ----------
Net interest income                                        $  50,312                             $ 45,349
                                                          ===========                           ==========
Net yield on interest-earning assets                                    3.51 %                                3.31 %


PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND
ANALYSIS OF CHANGES IN TAX EQUIVALENT
NET INTEREST INCOME
                                                                                                    ----------------------------
                                                                                                         Quarter to Quarter
                                           -----------------------------------------------------      Income/Expense Variance
                                                   Quarter to Quarter Increase/(Decrease)                  Due to Change In
                                           -----------------------------------------------------    ----------------------------
(dollars in thousands)                        Average         %          Income/        %              Average       Average
(tax-equivalent basis)                        Balance        Change      Expense      Change            Rate          Volume
                                           --------------  ---------   -----------  ------------    -------------  -------------
ASSETS:
Interest-earning assets:
Originated residential                       $     7,693        7.1 %    $    (31)       (1.6)%       $     (172)     $     141
Home equity                                       56,274        9.8           979        15.0                262            717
Acquired residential                              11,693        1.9           846         9.5                653            193
Marine                                            (7,302)      (1.6)           85         1.5                151            (66)
Other consumer                                     1,530        3.1            44         4.8                  7             37
Commercial mortgage                               51,918       12.1         1,327        23.6                568            759
Residential construction                          16,087        7.8           718        32.0                523            195
Commercial construction                           11,802        4.6           856        36.8                741            115
Commercial business                               88,120       14.8          (132)       (1.4)            (1,517)         1,385
                                           --------------              -----------
    Total loans                                  237,815        7.2         4,692        10.7
                                           --------------              -----------
Loans held for sale                               (1,812)     (23.7)          (19)      (17.4)                 8            (27)
Short-term investments                            (5,271)     (32.3)           31        64.6                 51            (20)
Taxable investment securities                    (47,081)      (2.1)          775         3.4              1,194           (419)
Tax-advantaged investment securities                (101)      (0.6)          (22)       (7.0)               (20)            (2)
                                           --------------              -----------
    Total investment securities                  (47,182)      (2.1)          753         3.2
                                           --------------              -----------
    Total interest-earning assets                183,550        3.3         5,457         8.1              2,817          2,640
                                           --------------              -----------
Less: allowance for loan losses                   (3,358)       7.6
Cash and due from banks                              523        0.4
Other assets                                     108,674       22.9
                                           --------------
   Total assets                              $   289,389        4.7
                                           ==============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:

Demand/money market deposits                 $    66,797        6.0           191        11.1                 72            119
Savings deposits                                  (5,623)      (0.7)          (11)       (1.9)                (8)            (3)
Direct time deposits                              32,166        3.8           435        11.0                264            171
Brokered time deposits                             1,817        0.5          (564)      (17.0)              (583)            19
Short-term borrowings                            120,351       20.4           922        67.5                597            325
Long-term debt                                   (63,040)      (5.4)         (473)       (4.5)               (11)          (462)
                                           --------------              -----------
  Total interest-bearing liabilities             152,468        3.2           500         2.3               (327)           827
                                           --------------              -----------
Noninterest-bearing demand deposits               45,427        6.0
Other liabilities                                  1,153        4.5
Stockholders' equity                              90,341       17.8
   Total liabilities and stockholders'
     equity                                  $   289,389        4.7
                                           ==============
Net interest-earning assets                  $    31,082        4.4
                                           ==============
Net interest income (tax-equivalent)                                        4,957        10.9         $    3,144      $   1,813
Less: tax-equivalent adjustment                                                 6        (3.0)
                                                                       -----------
Net interest income                                                      $  4,963        10.9
                                                                       ===========
Net yield on interest-earning assets


PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND
ANALYSIS OF CHANGES IN TAX EQUIVALENT
NET INTEREST INCOME

                                           ------------------------------------------------------------------------
                                                    Nine Months Ended                    Nine Months Ended
                                                    September 30, 2004                   September 30, 2003
                                           ------------------------------------------------------------------------
(dollars in thousands)                        Average       Income/     Yield/      Average      Income/    Yield/
(tax-equivalent basis)                        Balance       Expense     Rate        Balance      Expense    Rate
                                           -------------  ----------  ---------- -------------  ---------  --------
ASSETS:
Interest-earning assets:
Originated residential                      $    99,704   $   5,099     6.83 %    $   126,536   $   7,347    7.76 %
Home equity                                     573,778      20,137     4.69          398,564      15,450    5.18
Aqcuired residential                            622,070      27,622     5.93          538,208      26,064    6.47
Marine                                          452,198      17,496     5.17          441,435      18,832    5.70
Other consumer                                   48,102       2,748     7.63           65,890       3,889    7.89
Commercial mortgage                             411,063      16,919     5.50          268,686      12,086    6.01
Residential construction                        198,676       7,228     4.86          140,436       5,277    5.02
Commercial construction                         248,956       7,523     4.04          200,093       5,679    3.79
Commercial business                             558,253      24,518     5.87          370,906      16,113    5.81
                                           -------------  ----------            --------------  ----------
Total loans                                   3,212,800     129,290     5.38        2,550,754     110,737    5.80
                                           -------------  ----------            --------------  ----------
Loans held for sale                               5,875         263     5.98           10,823         458    5.66
Short-term investments                            9,656         129     1.78            2,760          20    0.97
Taxable investment securities                 2,148,152      69,051     4.29        2,038,954      68,729    4.51
Tax-advantaged investment securities             16,571         902     7.27           19,263       1,001    6.95
                                           -------------  ----------            --------------  ----------
    Total investment securities               2,164,723      69,953     4.32        2,058,217      69,730    4.53
                                           -------------  ----------            --------------  ----------
    Total interest-earning assets             5,393,054     199,635     4.94        4,622,554     180,945    5.23
                                           -------------  ----------            --------------  ----------
Less: allowance for loan losses                 (42,398)                              (33,333)

Cash and due from banks                         134,196                               111,038
Other assets                                    432,932                               255,987
                                           -------------                        --------------
Total assets                                $ 5,917,784                           $ 4,956,246
                                           =============                        ==============
LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:

Demand/money market deposits                $ 1,066,292       4,965     0.62      $   875,129       5,194    0.79
Savings deposits                                750,781       1,645     0.29          698,685       2,737    0.52
Direct Time deposits                            795,580      11,639     1.95          723,519      14,461    2.67
Brokered Time deposits                          299,304       9,504     4.24          345,355      15,860    6.14
Short-term borrowings                           656,426       5,230     1.06          449,474       3,385    1.01
Long-term debt                                1,138,288      31,677     3.72        1,005,830      28,329    3.77
                                           -------------  ----------            --------------  ----------
  Total interest-bearing liabilities          4,706,671      64,660     1.84        4,097,992      69,966    2.28
                                           -------------  ----------            --------------  ----------
Noninterest-bearing demand deposits             706,120                               528,071
Other liabilities                                24,376                                20,805
Stockholders' equity                            480,617                               309,378
                                           -------------                        --------------
Total liabilities and stockholders' equity  $ 5,917,784                           $ 4,956,246
                                           =============                        ==============
Net interest-earning assets                 $   686,383                           $   524,562
                                           =============                        ==============
Net interest income (tax-equivalent)                        134,975                               110,979
Less: tax-equivalent adjustment                                (591)                                 (516)
                                                          ----------                            ----------
Net interest income                                       $ 134,384                             $ 110,463
                                                          ==========                            ==========
Net yield on interest-earning assets                                    3.34 %                               3.21 %


PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND
ANALYSIS OF CHANGES IN TAX EQUIVALENT
NET INTEREST INCOME
                                                                                                     -----------------------------
                                                                                                                2004/2003
                                            -----------------------------------------------------        Income/Expense Variance
                                                      2004/2003 Increase/(Decrease)                          Due to Change In
                                            -----------------------------------------------------    -----------------------------
(dollars in thousands)                          Average        %          Income/         %               Average        Average
(tax-equivalent basis)                          Balance      Change       Expense       Change             Rate          Volume
                                            -------------- ---------   ------------ -------------    -------------- --------------
ASSETS:
Interest-earning assets:
Originated residential                       $    (26,832)    (21.2)%   $   (2,248)     (30.6)%        $    (813)     $  (1,435)
Home equity                                       175,214      44.0          4,687       30.3             (1,590)         6,277
Aqcuired residential                               83,862      15.6          1,558        6.0             (2,301)         3,859
Marine                                             10,763       2.4         (1,336)      (7.1)            (1,790)           454
Other consumer                                    (17,788)    (27.0)        (1,141)     (29.3)              (124)        (1,017)
Commercial mortgage                               142,377      53.0          4,833       40.0             (1,114)         5,947
Residential construction                           58,240      41.5          1,951       37.0               (178)         2,129
Commercial construction                            48,863      24.4          1,844       32.5                382          1,462
Commercial business                               187,347      50.5          8,405       52.2                164          8,241
                                            --------------             ------------
Total loans                                       662,046      26.0         18,553       16.8
                                            --------------             ------------
Loans held for sale                                (4,948)    (45.7)          (195)     (42.6)                25           (220)
Short-term investments                              6,896     249.9            109      545.0                 28             81
Taxable investment securities                     109,198       5.4            322        0.5             (3,303)         3,625
Tax-advantaged investment securities               (2,692)    (14.0)           (99)      (9.9)                45           (144)
                                            --------------             ------------
    Total investment securities                   106,506       5.2            223        0.3
                                            --------------             ------------
    Total interest-earning assets                 770,500      16.7         18,690       10.3            (10,371)        29,061
                                            --------------             ------------
Less: allowance for loan losses                    (9,065)     27.2
Cash and due from banks                            23,158      20.9
Other assets                                      176,945      69.1
                                            --------------
Total assets                                 $    961,538      19.4
                                            ==============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:

Demand/money market deposits                 $    191,163      21.8           (229)      (4.4)            (1,244)         1,015
Savings deposits                                   52,096       7.5         (1,092)     (39.9)            (1,284)           192
Direct Time deposits                               72,061      10.0         (2,822)     (19.5)            (4,163)         1,341
Brokered Time deposits                            (46,051)    (13.3)        (6,356)     (40.1)            (4,441)        (1,915)
Short-term borrowings                             206,952      46.0          1,845       54.5                203          1,642
Long-term debt                                    132,458      13.2          3,348       11.8               (366)         3,714
                                            --------------             ------------
  Total interest-bearing liabilities              608,679      14.9         (5,306)      (7.6)           (14,856)         9,550
                                            --------------             ------------
Noninterest-bearing demand deposits               178,049      33.7
Other liabilities                                   3,571      17.2
Stockholders' equity                              171,239      55.3
Total liabilities and stockholders'
  equity                                     $    961,538      19.4
                                            ==============
Net interest-earning assets                  $    161,821      30.8
                                            ==============
Net interest income (tax-equivalent)                                        23,996       21.6          $   4,485      $  19,511
Less: tax-equivalent adjustment                                                (75)      14.5
                                                                       ------------
Net interest income                                                     $   23,921       21.7
                                                                       ============
Net yield on interest-earning assets